Exhibit 99.1
April Investor Presentation

2 Safe Harbor Some comments made in this presentation are "forward-looking" statements, as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties that may cause the Company's actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially are industry cyclicality and seasonality; fluctuations in customer demand; raw material pricing and supply; the financial condition of the Company's raw material suppliers; competitive activity and pricing pressure; ability to make strategic acquisitions accretive to earnings; general economic conditions affecting the construction industry; current financial crisis and U.S. recession; changes in laws or regulations; the outcome of any legal proceedings that may be instituted against the Company; and ability to service or refinance our debt. Investors should refer to statements regularly filed by the Company with the Securities and Exchange Commission for a discussion of additional factors which could affect the Company's operations and forward-looking statements made in this presentation. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in expectations.

3 It is our mission to produce sustainable products and systems, for the metal construction industry, of enduring quality that enhance the beauty, form and function of structures in which people work, live, play, learn, worship and use for storage and protection. Mission Statement

4 It is the vision of NCI to be the undisputed leader in the U.S. building construction industry by providing superior products and services through our metal coil coating, metal components and custom metal building systems divisions. Vision Statement

The Market

6 Nonresidential Market Segments

7 NCI's Strategic Positioning Leading market positions in all operating segments High quality, well respected stable of brands marketed through a broad network of builders and distributors Large variety of products and services Participates in highly fragmented markets and has attractive spread of risk in terms of geography, end market applications and customer concentration 32 manufacturing plants located throughout North America operated in an efficient "hub-and-spoke" network Places manufacturing and distribution operations closer to our customers Affiliated builder network and architectural relationships provide substantial and extended channels to market Each segment uses same type of steel Ability to receive contract pricing without long-term contracts Significant ability to flex manufacturing infrastructure and ESG&A levels to changes in volume Vertically integrated producer enabling faster turnaround times - majority of orders are completed in 1 - 3 months Positioned to capitalize on material conversion trends and green initiative Actively pursuing market leading initiatives Significant operating expertise Management averages 17 years of experience in the Metal Building Manufacturing industry Proven ability to operate and grow the business and in the current downturn to execute cost reduction initiatives Leading Market Positions and Strong Brands Motivated and Experienced Management Team Integrated Business Model Well Positioned for Growth Efficient Distribution Model High Volume Producer with Flexible Cost Structure

Three Integrated Segments

SEGMENT	METAL COIL COATING	METAL COMPONENTS	ENGINEERED BUILDING SYSTEMS
Focus	Cleaning, treating & painting flat rolled metal coil substrates	Metal roof & wall systems, metal partitions, metal doors, etc.	Engineered building systems for low rise non-residential markets
Key Products			
Product Utilization	Used by manufacturers of metal components and engineered building systems (NCI's other segments used approximately 55% of production). Also sold to other manufacturers of painted metal goods, such as the appliance industry.	Roof and wall systems with specialized product lines such as insulated metal panels and standing seam roof panels for architectural and commercial/industrial applications, as well as traditional single-skin, thru-fastener panels primarily used for agricultural and residential facilities; secondary structural (purlins and girts), as well as ancillary accessories such as doors and trim.	Custom designed, engineered, ready for assembly primary structural framing, secondary structural members (purlins, girts) and metal roofs/walls.
NCI Companies	METAL COATERS	MBCI, DBCI, ABC, METAL DEPOTS, IPS	METALLIC, MID-WEST, A&S BUILDING SYSTEMS, AMERICAN BUILDINGS, STEEL SYSTEMS, MESCO, HERITAGE BUILDING SYSTEMS, Garco Building Systems, ALL AMERICAN SYSTEMS, Robertson, STEELBUILDING.COM, Ceco Building Systems
FY2009 % of Total Revenue	5%	40%	55%
FY2009 % of Total EBITDA[1]	15%	53%	32%

[1] Segment EBITDA excludes Corporate Costs of $42.3 MM

8

Metal Coil Coating Cleans, treats, coats and paints flat-rolled metal coil substrates Slits and/or embosses coated coils Manufacturers of painted steel products: Metal Buildings Light Fixtures HVAC Water Heater Jackets Walk-in Coolers PRODUCTS CUSTOMERS Light Gauge Coil Coating Light Gauge Coil Coating Light Gauge Coil Coating Est. Rank % Market Share Precoat Metals Division 1 18% Roll Coater, Inc. 2 14% NCI 3 12% Steelscape 4 9% MSC Prefinish Metals 5 7% Others N/A 40% Total 100% Heavy Gauge Hot Rolled Steel Coating Heavy Gauge Hot Rolled Steel Coating Heavy Gauge Hot Rolled Steel Coating Est. Rank % Market Share NCI 1 42% Hanna Steel 2 30% Midwest Metal Coaters 3 12% SDI 4 10% Others N/A 6% Total 100% Source: 2009 NCI Estimates STATS Internal: External: Construction All Other END USE MARKET SHARE PERFORMANCE No. of Customers: No. of Employees: No. of Plants: 154 352 5 55% 29% 16% 9

PRODUCTS Metal Components CUSTOMERS Small, medium and large contractors Specialty roofers Engineered building fabricators Distributors/lumberyards End users Pre-formed metal roof and wall systems Insulated metal panels Secondary structural members Flashings and accessories Roll-up doors and interior partition systems Metal Components Metal Components Metal Components Est. Rank % Market Share NCI 1 12% Fabral 2 7% Metal Sales 3 6% McElroy 4 5% Copper Sales/UNA Clad 5 5% Englert 6 4% Others N/A 61% Total 100% Source: 2008 NCI/Strategic Decisions Group No. of Customers: No. of Employees: No. of Plants: STATS Internal: External: Commercial & Industrial Ag & Res Retail END USE (FY 2009) MARKET SHARE PERFORMANCE 26,511 903 18 21.0% 52.7% 23.0% 3.3% 10

Engineered Building Systems Custom engineered buildings Self-storage mini-warehouses Long Bay(r) System Engineered Building Systems Engineered Building Systems Engineered Building Systems Est. Rank % Market Share NCI 1 19% Butler/Varco 1 19% Nucor Building Systems 3 13% Others N/A 49% Total 100% Source: 2008 MBMA Data & NCI Est. PRODUCTS CUSTOMERS Builder network General contractors Developers Custom fabrication customers End users No. of Builders: No. of Employees: No. of Plants: STATS Commercial & Industrial Institutional Agricultural END USE (FY 2009) MARKET SHARE PERFORMANCE SALES CHANNEL 3,438 2,031 9 60% 31% 9% Authorized Builders/Erectors Direct Sales Resellers/Private Label Non-Affiliated Builders 11

(CHART) 12 Architectural Billings Index Architectural Billings Index

13 Producer Price Index Producer Price Index Charts thru January 2010

14 McGraw-Hill Construction Activity Non-Residential Historical and Forecast Volume Millions of Square Feet McGraw-Hill McGraw-Hill Linear Trend

15 CRU North American Steel Price Index CRU North America Steel Price Index The CRU North American Steel Price Index has been published by the CRU since 1994. It's based on a survey of industry participants and is commonly used in the settlement of physical and financial contracts within the steel industry. The prices surveyed are purchases for forward delivery, according to lead time, which will vary by approximately one to two months. To better align with NCI's fiscal year, the values shown are from October of each year. (1994 Index = 100) (CHART) NCI Forecast

16 Operating Income and Adjusted EBITDA Dotted lines represent future projections Dollars in millions Square feet in billions Source: McGraw-Hill Dollars in millions a Before goodwill amortization for fiscal years 1999-2001 b Before goodwill and other intangible asset impairment, lower of cost or market charges, change in control charges, restructuring charges, asset impairment charges, environmental and other contingency adjustments and executive retirements for fiscal years 2008 and 2009. a, b

17 Historical Performance and Steel Price Volatility Dollars in millions Index Value in October Dollars in millions a Before goodwill amortization for fiscal years 1999-2001 b Before goodwill and other intangible asset impairment, lower of cost or market charges, change in control charges, restructuring charges, asset impairment charges, environmental and other contingency adjustments and executive retirements for fiscal years 2008 and 2009. The CRU North American Steel Price Index has been published by the CRU since 1994. It's based on a survey of industry participants and is commonly used in the settlement of physical and financial contracts within the steel industry. The prices surveyed are purchases for forward delivery, according to lead time, which will vary by approximately one to two months. To better align with NCI's fiscal year, the values shown are from October of each year. (1994 Index = 100) a, b

NCI Overview

Historical Financial Perspective 19

2009 Operational Restructuring Buildings Group Reduced manufacturing facilities from 16 to 9 Maintained customer touch points (sales/service) Transitioned to a single leadership role for both RCC & NCI buildings groups Manufacturing operations reorganized Engineering and Drafting reorganized Components Group Reduced manufacturing facilities from 22 to 18 Maintained the necessary footprint to service external customers and provide support for the Buildings group's needs 20

Headcount Reduction 18 Month Headcount Trend 21

NCI Manufacturing Plants After Reductions MANUFACTURING PLANTS BEFORE AFTER COATERS COMPONENTS BUILDINGS TOTAL *white shapes indicate closed facilities 5 22 16 43 5 18 9 32 22

Significant Cost Reductions Completed Cost Reduction Summary 23

Strategy

25 2008 Five-Year Growth Strategy Corporate-Wide Initiatives Successfully capture share of growing Green building market Continue to identify and assess opportunistic acquisitions Enhance plant utilization through expanded use of Hub & Spoke Distribution model Continue to focus on leveraging Technology and Automation to be lowest cost producer Implement common MRP platform, Financial Shared Services model and Supply Chain automation and efficiencies to allow for more cost reductions across all divisions Coatings Division Diversify external customer base to substantially increase toll and package sales Continue to leverage efficiency improvements to be lowest cost producer Components Division Expand Insulated Panel product offering utilizing our new state-of-the-art manufacturing facility in Jackson, MS Expand Nu-Roof retrofit roofing program Buildings Division Enhance and share Engineering and Drafting technologies across all Building Brands Continue product rationalization across both Building Groups Expand capabilities to serve High Complexity building market Expand material sales by offering Furnish & Erect services to key customers when required As construction markets recover, expand low-cost Frame production Deploy web-based pricing software for small buildings to NCI's Builder Networks

Insulated Panels: Product & Process Photos Polyisocyanurate Insulation Exterior Metal Skin Interior Metal Skin 26

Retrofit Roofing: Before & After BEFORE Structural Build-Up AFTER 27

28 Efficient Distribution Model 32 manufacturing facilities across the United States and Mexico, with additional sales and distribution offices throughout the nation and Canada. Places manufacturing and distribution operations closer to our customers Faster and lower cost delivery Reduces the need for substantial labor, machinery and inventory investments at each facility Reduces the impact of regional economic cycles NCI Metal Coil Coating NCI Metal Components NCI Engineered Building Systems Manufacturing Plants

Transportation Management System (TMS) Project Phase The system implementation will cost $1.7M. We expect to begin experiencing cost reductions in October 2010 on a location by location basis, increasing to 10% of total freight spend by the end of 2011. 29

Financial Data

31 NCI Performance vs. The Industry Overall Nonresidential Construction Spending Source: FW Dodge $234 $333 $408 Outstanding Debt Adjusted EBITDA LTM (in billions) (in millions) $865 $937 $1,018 $955 $953 $898 $1,085 $1,130 $1,571 $1,625 $1,764 $968 (in millions)

32 Seasonal Trends For Fiscal Q1 2004 through Q4 2009 Adjusted EBITDA [in millions] SALES [in millions]

Historical Performance 33 Sales Adjusted Earnings (Loss) Per Diluted Share* Adjusted EBITDA * * Adjusted Earnings (Loss) per Diluted Share is a non-GAAP financial measure which is reconciled to the most comparable GAAP financial measure as indicated on Appendix IV. The Adjusted Earnings (Loss) per Diluted Share has been retrospectively adjusted for the Reverse Stock Split that occurred on March 5, 2010. * Adjusted EBITDA is defined in the Company's credit facilities and is calculated on Appendix I and II.

34 Operating Segment Results Fiscal Year 2008 vs. Fiscal Year 2009 Fiscal Year 2008 THIRD PARTY SALES $1,764 million Fiscal Year 2008 OP PROFIT $223 million* Fiscal Year 2009 THIRD PARTY SALES $968 million Fiscal Year 2009 OP PROFIT $59 million* Engineered Building Systems 60% Metal Components 34% Metal Coil Coating 6% Engineered Building Systems 49% Metal Components 37% Metal Coil Coating 14% Engineered Building Systems 25% Metal Components 62% Metal Coil Coating 13% Engineered Building Systems 55% Metal Components 40% Metal Coil Coating 5% * Before corporate expenses, in addition see Appendix III for the reconciliation of the non-GAAP financial measure to the GAAP financial measure.

Cash Flow

($ in thousands)

	2001	2002	2003	2004	2005	2006	2007	2008	2009
Operating Cash Flow									
Net Income (Loss)	16,535	(33,773)[a]	22,800	44,890	55,951	73,796	63,729	78,881	**(746,964)**[b]
Depreciation & Amortization	34,866	22,883	23,007	22,974	24,488	31,089	35,535	35,588	**32,776**
Other Non-cash items	6,357	67,943[a]	4,284	10,029	7,049	5,934	1,732	14,713	**757,073**[b]
Changes in Working Capital	22,156	659	19,177	(54,163)	30,779	10,695	36,629	(88,988)	**52,485**
Operating Cash Flow	79,914	57,712	69,268	23,730	118,267	121,514	137,625	40,194	**95,370**
Investing Cash Flow									
Acquisitions	(5,521)	---	(4,310)	---	(27,399)	(366,598)	(20,086)	---	**---**
Capital Expenditures	(15,026)	(9,175)	(17,912)	(9,327)	(19,524)	(27,056)	(42,041)	(24,803)	**(21,657)**
Other	6,028	7,312	3,891	3,316	1,118	308	5,764	6,113	**2,555**
Investing Cash Flow	(14,519)	(1,863)	(18,331)	(6,011)	(45,805)	(393,346)	(56,363)	(18,690)	**(19,102)**
Financing Cash Flow									
Debt Repayment	(49,380)	(195,200)	(48,550)	(243,750)	(23,700)	(78,511)	(91,447)	(26,529)	**(235,874)**
Debt Issuance	---	125,000	---	200,000	180,000	200,000	90,500	---	**---**
Convertible Preferred Stock	---	---	---	---	---	---	---	---	**250,000**
Refinancing Costs	---	---	---	---	---	---	---	---	**(54,659)**
Stock Repurchases	(909)	(175)	(114)	---	(40,676)	(37,572)	(36,122)	(2,226)	**(451)**
Other	3,020	2,931	2,401	20,049	4,408	12,104	5,444	(1)	**(12,967)**[c]
Financing Cash Flow	(47,269)	(67,444)	(46,263)	(23,701)	120,032	96,021	(31,625)	(28,756)	**(53,951)**
Exchange rate changes	---	---	---	---	---	133	379	399	**(99)**
Net Increase (Decrease) in Cash	18,126	(11,595)	4,674	(5,982)	192,494	(175,678)	50,016	(6,853)	**22,218**

[a] Includes $65.1 million cumulative effect of change in accounting principle.

[b] Includes $623 million for goodwill and other intangible asset impairment, $95 million debt extinguishment charge, $40 million lower of cost or market charge, $9.1 million change on control charges and $6.3 million asset impairment.

[c] Includes ($13.0) for restricted cash for cash collateralized letters of credit

35

36 Capitalization

Appendix I

Reconciliation of Quarterly Adjusted EBITDA To Net Income (Loss)

($ in thousands)

	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1[a] 2008	Q2[a,b] 2008	Q3[a,b] 2008	Q4[a,b] 2008	Q1[a,b] 2009	Q2[a,b] 2009	Q3[a,b] 2009	Q4[a,b] 2009	Q1[a] 2010	Trailing 12 mo.
Net Income (Loss)	12,893	11,179	21,675	28,049	10,453	6,511	21,328	25,437	7,510	13,466	30,494	23,218	(529,981)	(121,571)	2,607	(101,851)	(10,486)	(231,301)
Income Taxes	8,252	7,186	12,655	17,143	6,628	4,309	13,846	16,313	4,702	8,537	18,554	17,092	(34,861)	(16,382)	1,825	(7,495)	(5,779)	(27,831)
Interest Expense	4,119	5,368	7,969	7,231	7,235	7,363	7,149	6,853	6,246	7,748	7,463	7,761	6,623	6,168	6,487	9,578	4,507	26,740
Depreciation & Amortization	6,267	6,776	8,554	8,692	8,156	7,918	9,308	9,301	9,131	8,645	8,665	8,334	8,324	8,436	7,586	7,640	7,522	31,184
Stock-Based Compensation	1,895	2,138	2,111	1,017	1,860	2,288	2,262	2,200	2,871	3,442	1,563	1,628	1,372	1,177	1,241	1,045	801	4,264
Goodwill & Other Intangible Asset Impairment	---	---	---	---	---	---	---	---	---	---	---	---	517,628	104,936	---	---	---	104,936
Cash Restructuring Charges	---	---	---	---	---	---	---	---	226	640	43	150	2,479	3,796	1,213	1,564	524	7,097
Transaction Costs	---	---	---	---	---	---	---	---	---	---	---	---	---	629	401	107,718	174	108,922
Lower of Cost or Market Adjustment, Net	---	---	---	---	---	---	---	---	---	---	---	2,739	29,378	10,608	---	---	---	10,608
Asset Impairment	---	---	---	---	---	---	---	---	---	---	---	157	623	5,295	26	347	1,029	6,697
Gain on Embedded Derivative	---	---	---	---	---	---	---	---	---	---	---	---	---	---	---	---	(919)	(919)
ADJUSTED EBITDA	33,426	32,647	52,964	62,132	34,332	28,389	53,893	60,104	30,686	42,478	66,782	61,079	1,585	3,092	21,386	18,546	(2,627)	40,397

[a] On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.

[b] Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options."

Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time.

37

Appendix II

Reconciliation of Annual Adjusted EBITDA To Net Income (Loss)

	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008[b]	2009[b]
Net Income (Loss)	27,887	37,318	44,577	44,407	16,535	(33,773)[a]	22,800	44,890	55,951	73,796	63,729	78,881	(746,964)
Income Taxes	16,238	24,531	32,294	32,866	16,151	19,970	14,758	29,767	40,260	45,236	41,096	51,499	(54,524)
Interest Expense	163	20,756	35,449	39,069	33,090	21,591	19,777	15,126	14,153	24,687	28,600	22,450	20,017
Depreciation & Amortization	7,876	17,818	28,542	33,487	34,866	22,883	23,007	22,974	24,488	30,289	34,683	34,736	31,924
401(k) Stock Contributions	1,604	2,219	4,144	3,677	3,491	3,581	3,229	5,080	3,849	- - -	- --	- - -	- - -
Stock-Based Compensation	- - -	- - -	- - -	- - -	- - -	- - -	- - -	683	3,684	7,161	8,610	9,504	4,835
Goodwill & Other Intangible Asset Impairment	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	622,564
Cash Restructuring Charges	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	1,059	9,052
Transaction Costs	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	111,428
Lower of Cost or Market Adjustment, Net	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	2,739	39,986
Asset Impairment	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	157	6,291
Non-Cash Real Estate Write Down, Net of Tax	- - -	- - -	- - -	- - -	1,330		391	- - -	- - -	- - -	- - -	- - -	- - -
Debt Refinancing	- - -	- - -	1,001	- - -	- - -	808	- - -	9,879	- - -	- - -	- - -	- - -	- - -
Cumulative Effects of Accounting Change, Net of Tax	- - -	- - -	- - -	- - -	- - -	65,087	- - -	- - -	- - -	- - -	- - -	- - -	- - -
ADJUSTED EBITDA	53,768	102,642	146,007	153,506	105,463	100,147	83,962[a]	128,399	142,385	181,169	176,718	201,025	44,609

[a] Includes a pre-tax non-cash charge of $67.4 million from adopting SFAS No. 142, *Goodwill and Other Intangible Assets.*

[b] On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.

Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time.

38

39 2009 Recapitalization * On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-to-5. As such, we have retrospectively adjusted the shares of common stock.

Appendix III

Reconciliation of Operating Income (Loss) to Adjusted Operating Income (Loss) Excluding Special Charges

For the Year Ended November 1, 2009

	Metal Coil Coating	Metal Components	Engineered Building Systems	Corporate	Consolidated
Operating income (loss), GAAP basis	$(99,631)	$(129,975)	$(389,309)	$(64,583)	$(683,498)
Goodwill and other intangible asset impairment	98,959	147,239	376,366	---	622,564
Lower of cost or market charge	8,102	17,152	14,732	---	39,986
Change in control charges	---	---	---	11,168	11,168
Restructuring charges	103	1,306	7,440	203	9,052
Asset impairment	---	714	4,368	1,209	6,291
Environmental and other contingency adjustments	---	---	1,115	---	1,115
"Adjusted" operating income (loss) [a]	$ 7,533	$ 36,436	$ 14,712	$(52,003)	$ 6,678

For the Year Ended November 2, 2008

	Metal Coil Coating	Metal Components	Engineered Building Systems	Corporate	Consolidated
Operating income (loss), GAAP basis	$29,381	$82,094	$107,851	$(64,416)	$154,710
Executive Retirement	---	---	---	2,852	2,852
Lower of cost or market charge	2,739	---	---	---	2,739
Restructuring charges	---	972	60	27	1,059
Asset impairment	---	---	157	---	157
"Adjusted" operating income (loss) [a]	$32,120	$83,066	$108,068	$(61,737)	$161,517

[a] The Company discloses a tabular comparison of "Adjusted" operating income (loss), which is a non-GAAP measure because it is referred to in the text of our press release and is instrumental in comparing the results from period to period. "Adjusted" operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of income.

40

Appendix III (con't)

Reconciliation of Operating Income (Loss) to Adjusted Operating Income (Loss) Excluding Special Charges

For the First Quarter Ended January 31, 2010

	Metal Coil Coating	Metal Components	Engineered Building Systems	Corporate	Consolidated
Operating income (loss), GAAP basis	$3,119	$1,791	$(5,829)	$(11,824)	$(12,743)
Goodwill and other intangible asset impairment	---	---	---	---	---
Lower of cost or market charge	---	---	---	---	---
Restructuring charges	---	109	415	---	524
Asset impairment	---	---	1,029	---	1,029
"Adjusted" operating income (loss) [a]	$ 3,119	$ 1,900	$ (4,385)	$(11,824)	$ (11,190)

For the First Quarter Ended February 1, 2009 [b]

	Metal Coil Coating	Metal Components	Engineered Building Systems	Corporate	Consolidated
Operating income (loss), GAAP basis	$(63,760)	$(128,607)	$(352,283)	$(13,252)	$(557,902)
Goodwill and other intangible asset impairment	59,854	116,131	341,643	---	517,628
Lower of cost or market charge	5,657	14,484	9,237	---	29,378
Restructuring charges	44	582	1,835	18	2,479
Asset impairment	---	---	623	---	623
"Adjusted" operating income (loss) [a]	$1,795	$2,590	$1,055	$(13,234)	$ (7,794)

[a] The Company discloses a tabular comparison of "Adjusted" operating income (loss), which is a non-GAAP measure because it is referred to in the text of our press release and is instrumental in comparing the results from period to period. "Adjusted" operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of income.

[b] Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options."

41

Appendix IV

Adjusted Earnings(Loss) Per Diluted Share

	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Earnings (loss) per diluted share, GAAP basis	$11.70	$12.15	$4.55	$(9.05)	$6.00	$11.20	$13.40	$17.25	$15.30	$20.25	$(170.30)
Goodwill and other intangible asset impairment	---	---	---	17.45	---	---	---	---	---	---	136.30
Debt extinguishment and refinancing costs	---	---	---	---	---	1.45	---	---	---	---	21.35
Lower of cost or market adjustment	---	---	---	---	---	---	---	---	---	0.45	5.85
Convertible preferred stock beneficial conversion feature	---	---	---	---	---	---	---	---	---	---	0.75
Change in control charges	---	---	---	---	---	---	---	---	---	---	1.55
Restructuring charge	---	---	---	---	---	---	---	---	---	0.15	1.25
Asset impairment	---	---	---	---	---	---	---	---	---	---	0.90
Interest rate swap	---	---	---	---	---	---	---	---	---	---	0.30
Environmental and other contingency adjustments	---	---	---	---	---	---	---	---	---	---	0.10
Executive retirement costs	---	---	---	---	---	---	---	---	---	0.45	---
Group medical benefit	---	---	---	---	---	---	(0.30)	---	---	---	---
Adoption of FAS 123 (R)	---	---	---	---	---	---	---	0.50	---	---	---
"Adjusted" diluted earnings (loss) per share [a,b]	$11.70	$12.15	$4.55	$8.40	$6.00	$12.65	$13.10	$17.75	$15.30	$21.30	$(1.95)

[a] The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted share and net income (loss) as reported on the face of our statement income.

[b] On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-for-5. As such, we have retrospectively adjusted basic and diluted earnings per share, common stock, stock options, and common stock equivalents for the reverse stock split in all periods presented.

42

Appendix IV (con't)

Adjusted Net Income (Loss) Applicable to Common Shares

	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Net income (loss) applicable to common shares, GAAP basis	$44,577	$44,407	$16,535	$(33,773)	$22,800	$44,890	$55,951	$73,796	$63,729	$78,881	$(758,677)
Goodwill and other intangible asset impairment	---	---	---	65,087	---	---	---	---	---	---	599,966
Debt extinguishment and refinancing costs	---	---	---	---	---	5,766	---	---	---	---	95,559
Lower of cost or market adjustment	---	---	---	---	---	---	---	---	---	1,687	25,773
Convertible preferred stock beneficial conversion feature	---	---	---	---	---	---	---	---	---	---	10,526
Change in control charges	---	---	---	---	---	---	---	---	---	---	6,880
Restructuring charge	---	---	---	---	---	---	---	---	---	652	5,576
Asset impairment	---	---	---	---	---	---	---	---	---	97	3,875
Interest rate swap	---	---	---	---	---	---	---	---	---	---	1,893
Environmental and other contingency adjustments	---	---	---	---	---	---	---	---	---	---	687
Executive retirement costs	---	---	---	---	---	---	---	---	---	1,748	---
Group Medical Benefit	---	---	---	---	---	---	(1,250)	---	---	---	---
Adoption of FAS 123 (R)	---	---	---	---	---	---	---	2,116	1,748	---	---
"Adjusted" net income (loss) applicable * to common shares	$44,577	$44,407	$16,535	$31,314	$22,800	$50,656	$54,701	$75,912	$63,729	$83,065	$(7,942)

* The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted share and net income (loss) as reported on the face of our statement income.

43

Appendix V

Reconciliation of Segment Sales to Third Party Segment Sales

($ in thousands)

	Q4 2007		Q4 2008		Q4 2009		YTD Q4 2007		YTD Q4 2008		YTD Q4 2009	
Metal Coil Coating												
Total Sales	77,205	14%	72,479	12%	44,614	15%	272,543	14%	305,657	14%	169,897	15%
Inter-segment	(54,140)		(50,082)		(31,122)		(188,960)		(208,700)		(116,708)	
Third Party Sales	23,065	5%	22,397	4%	13,492	6%	83,583	5%	96,957	5%	53,189	5%
Operating Profit	6,567	28%	8,621	38%	6,044	45%	25,136	30%	29,381	30%	(99,631)	N/A
Metal Components												
Total Sales	189,242	34%	201,878	33%	122,484	41%	663,331	34%	715,255	34%	458,734	39%
Inter-segment	(28,646)		(33,043)		(17,156)		(101,709)		(115,245)		(69,602)	
Third Party Sales	160,596	35%	168,835	33%	105,328	43%	561,622	35%	600,010	34%	389,132	40%
Operating Profit	19,069	12%	25,227	15%	13,561	13%	49,609	9%	82,094	14%	(129,975)	N/A
Engineered Building Systems												
Total Sales	291,363	52%	331,767	55%	129,569	44%	1,021,544	52%	1,110,534	52%	541,609	46%
Inter-segment	(11,450)		(14,068)		(3,988)		(41,681)		(43,342)		(16,007)	
Third Party Sales	279,913	60%	317,699	63%	125,581	51%	979,863	60%	1,067,192	61%	525,602	55%
Operating Profit	38,427	14%	33,607	11%	497	0%	113,265	12%	107,851	10%	(389,309)	N/A
Consolidated												
Total Sales	557,810	100%	606,124	100%	296,667	100%	1,957,418	100%	2,131,446	100%	1,170,240	100%
Inter-segment	(94,236)		(97,193)		(52,266)		(332,350)		(367,287)		(202,317)	
Third Party Sales	463,574	100%	508,931	100%	244,401	100%	1,625,068	100%	1,764,159	100%	967,923	100%
Operating Profit	47,779	10%	50,987	10%	(3,701)	-2%	131,734	8%	154,710	9%	(683,498)[1]	N/A

[1] Includes special changes: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); ($11.2 million YTD) and $1.9 million related to plant closings and restructuring ($15.3 million YTD); and $1.1 million environmental and other contingency adjustments ($1.1 million YTD.)

44

Appendix V (con't)

Reconciliation of Segment Sales to Third Party Segment Sales

($ in thousands)

	Q3 2007		Q3 2008		**Q3 2009**		YTD Q3 2007		YTD Q3 2008		**YTD Q3 2009**	
Metal Coil Coating												
Total Sales	72,275	14%	90,732	15%	44,256	15%	195,338	14%	233,178	15%	125,283	14%
Inter-segment	(49,013)		(62,842)		(28,196)		(134,820)		(158,618)		(85,586)	
Third Party Sales	23,262	5%	27,890	6%	16,060	7%	60,518	5%	74,560	6%	39,697	6%
Operating Profit	8,165	35%	11,360	41%	1,023	6%	18,569	31%	20,760	28%	(105,675)	n/a
Metal Components												
Total Sales	178,312	34%	202,826	35%	113,216	40%	474,089	34%	513,377	34%	336,250	39%
Inter-segment	(26,849)		(34,367)		(17,134)		(73,063)		(82,202)		(52,446)	
Third Party Sales	151,463	35%	168,459	35%	96,082	40%	401,026	35%	431,175	34%	283,804	39%
Operating Profit	14,153	9%	32,174	19%	13,162	14%	30,540	8%	56,867	13%	(143,536)	n/a
Engineered Building Systems												
Total Sales	271,151	52%	292,715	50%	130,398	45%	730,181	52%	778,767	51%	412,040	47%
Inter-segment	(11,795)		(11,468)		(4,101)		(30,231)		(29,274)		(12,019)	
Third Party Sales	259,356	60%	281,247	59%	126,297	53%	699,950	60%	749,493	60%	400,021	55%
Operating Profit	33,575	13%	28,514	10%	9,038	7%	74,838	11%	74,244	10%	(389,806)	n/a
Consolidated												
Total Sales	521,738	100%	586,273	100%	287,870	100%	1,399,608	100%	1,525,322	100%	873,573	100%
Inter-segment	(87,657)		(108,677)		(49,431)		(238,114)		(270,094)		(150,051)	
Third Party Sales	434,081	100%	477,596	100%	238,439	100%	1,161,494	100%	1,255,228	100%	723,522	100%
Operating Profit	42,247	10%	55,715	12%	10,264*	4%	83,955	7%	103,723	8%	(679,797)*	n/a

* Includes special changes: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $1.2 million related to plant closings and restructuring ($13.4 million YTD).

45

46 Appendix V (con't) 63,844 43,019 20,825 5,761 149,684 23,376 126,308 7,548 229,861 9,082 220,779 17,315 443,389 75,477 367,912 17,475 14% 6% 28% 34% 34% 6% 52% 60% 8% 100% 100% 5% 142,446 95,776 46,670 9,400 310,551 47,835 262,716 24,693 486,052 17,806 468,246 45,730 939,049 161,417 777,632 48,008 ( ) ( ) ( ) ( ) 123,063 85,807 37,256 10,404 295,777 46,214 249,563 16,387 459,030 18,436 440,594 41,263 877,870 150,457 727,413 41,708 80,171 52,883 27,288 6,705 165,384 26,031 139,353 15,171 259,653 10,151 249,502 25,292 505,208 89,065 416,143 29,512 ( ) ( ) ( ) ( ) Reconciliation of Segment Sales to Third Party Segment Sales Metal Coil Coating Total Sales Inter-segment Third Party Sales Operating Profit Metal Components Total Sales Inter-segment Third Party Sales Operating Profit Engineered Building Systems Total Sales Inter-segment Third Party Sales Operating Profit Consolidated Total Sales Inter-segment Third Party Sales Operating Profit Q2 2007 Q2 2008 YTD Q2 2007 YTD Q2 2008 15% 6% 20% 33% 34% 9% 52% 60% 10% 100% 100% 6% 14% 5% 28% 34% 34% 7% 52% 61% 9% 100% 100% 6% 16% 7% 25% 33% 33% 11% 51% 60% 10% 100% 100% 7% ($ in thousands) ( ) ( ) ( ) ( ) ( ) ( ) ( ) ( ) 39,526 27,313 12,213 42,945 101,554 14,874 86,680 28,095 129,233 3,407 125,826 46,565 270,313 45,594 224,719 132,174 ( ) ( ) ( ) ( ) ( ) ( ) ( ) Q2 2009 15% 5% n/a 37% 39% n/a 48% 56% n/a 100% 100% n/a YTD Q2 2009 14% 5% n/a 38% 39% n/a 48% 56% n/a 100% 100% n/a ( ) * Includes special charges: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD); and $9.1 million related to plant closings and restructuring ($12.2 million YTD). * * 81,027 57,390 26,637 106,698 223,034 35,312 187,722 156,698 281,642 7,918 273,724 398,844 585,703 100,620 485,083 690,061 ( ) ( ) ( ) ( ) ( ) ( ) ( )

39,031 26,223 12,808 3,119 86,806 16,668 70,138 1,791 102,618 2,677 99,941 5,829 228,455 45,568 182,887 12,743 ( ) ( ) ( ) ( ) ( ) ( ) ( ) ( ) ( ) ( ) ( ) ( ) ( ) ( ) ( ) ( ) ( ) ( ) 47 Appendix V (con't) 59,219 42,788 16,431 4,643 146,093 22,838 123,255 8,839 229,169 9,354 219,815 23,948 434,481 74,980 359,501 24,233 14% 5% 28% 33% 34% 7% 53% 61% 11% 100% 100% 7% 62,275 42,893 19,382 2,695 145,167 21,804 123,363 9,522 226,399 7,655 218,744 20,438 433,841 72,352 361,489 18,496 ( ) ( ) ( ) ( ) Reconciliation of Segment Sales to Third Party Segment Sales Metal Coil Coating Total Sales Inter-segment Third Party Sales Operating Profit (Loss) Metal Components Total Sales Inter-segment Third Party Sales Operating Profit (Loss) Engineered Building Systems Total Sales Inter-segment Third Party Sales Operating Profit (Loss) Consolidated Total Sales Inter-segment Third Party Sales Operating Profit (Loss) Q1 2007 Q1 2008 14% 5% 14% 34% 34% 8% 52% 61% 9% 100% 100% 5% ($ in thousands) ( ) ( ) ( ) ( ) Q1 2010 17% 7% 24% 38% 38% 3% 45% 55% 6% 100% 100% 7% ( ) ( ) a Includes special charges: $517.6 million related to goodwill and intangible asset impairments; $29.4 million related to inventory lower of cost or market write downs; and $3.1 million related to plant closings and restructuring. a 41,501 30,077 11,424 63,760 121,480 20,438 101,042 128,607 152,409 4,511 147,898 352,283 315,390 55,026 260,364 557,902 Q1 2009 13% 4% 558% 39% 39% 127% 48% 57% 238% 100% 100% 214% b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options."

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